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                                                                   Exhibit 99.10


                               POWER OF ATTORNEY

          That each of the undersigned officers and trustees of The BlackRock Florida Investment Quality Municipal Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the "Trust"), do constitute and appoint Ralph L. Schlosstein, Laurence D. Fink and Karen H. Sabath, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-14, including any pre-effective amendments and/or any post-effective amendments hereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration and offering by the Trust of its common shares of beneficial interest, par value $.01 per share, and its preferred shares of beneficial interest, liquidation preference $25,000 per share, granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.
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     IN WITNESS WHEREOF, each of the undersigned has executed this Power of
Attorney this 22nd day of July, 1999.




                                            /s/ Dr. Andrew F. Brimmer
                                        ----------------------------------
                                            Dr. Andrew F. Brimmer
                                            Trustee


                                        ----------------------------------
                                            Richard E. Cavanagh
                                            Trustee


                                            /s/ Kent Dixon
                                        ----------------------------------
                                            Kent Dixon
                                            Trustee

                                            /s/ Frank J. Fabozzi
                                        ----------------------------------
                                            Frank J. Fabozzi
                                            Trustee


                                        ----------------------------------
                                            James Grosfeld
                                            Trustee


                                            /s/ James Clayburn LaForce, Jr.
                                        ----------------------------------
                                            James Clayburn LaForce, Jr.
                                            Trustee

                                            /s/ Walter F. Mondale
                                        ----------------------------------
                                            Walter F. Mondale
                                            Trustee


                                            /s/ Ralph L. Schlosstein
                                        ----------------------------------
                                            Ralph L. Schlosstein
                                            Trustee and President
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                                                    /s/ Laurence D. Fink
                                             -------------------------------
                                                    Laurence D. Fink
                                                    Director

                                                    /s/ Henry Gabbay
                                             -------------------------------
                                                    Henry Gabbay
                                                    Treasurer